EXHIBIT 99.1

LETTER OF TRANSMITTAL

FOR

OFFER TO EXCHANGE

$90,000,000 11½% SENIOR SECURED NOTES DUE 2011
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR

ANY AND ALL OUTSTANDING
$90,000,000 11½% SENIOR SECURED NOTES DUE 2011,

OF

VISKASE COMPANIES, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON • 2004 UNLESS EXTENDED

The Exchange Agent for the Exchange Offer is:

LaSalle Bank N.A.
Corporate Trust Services
135 South LaSalle Street
Suite 1960
Chicago, Illinois 60603
Facsimile: (312) 904-2236

For information or to confirm transmission by facsimile, call:
(312) 904- 5619

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS
ACCOMPANYING THIS LETTER OF TRANSMITTAL, AND THE PROSPECTUS CAREFULLY
BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

The undersigned hereby acknowledges receipt of the Prospectus dated _______ __, 2004 (the “Prospectus”) of Viskase Companies, Inc. (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange $90 million in principal amount of the Company’s 11½% Senior Secured Notes due 2011 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended, (the “Securities Act”) for $90 million in principal amount of the Company’s 11½% Senior Secured Notes due 2011 (the “Outstanding Notes” and, together with the Exchange Notes, the “Notes”).

The terms of the Exchange Notes are substantially identical to the forms and terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are registered under the Securities Act and do not bear legends restricting their transfer. The Exchange Notes evidence the same debt as the Outstanding Notes, and are issued under and entitled to the benefits of the same Indenture that authorized the issuance of the Outstanding Notes. Consequently, both series will be treated as a single class of debt securities under the Indenture.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH

Certificate(s) and Outstanding Note(s) Tendered (Attach additional list, if necessary)
Aggregate Principal
Amount
		Represented by	Principal Amount
Name(s) and Address(es) of Registered Holder(s)	Certificate Number	Outstanding Notes*	Tendered**

Total:

*	Need not be completed by book-entry holders.

**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2.

This Letter of Transmittal is to be used either if certificates representing Outstanding Notes are to be forwarded herewith or if delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering” and “The Exchange Offer — Book- Entry Transfers” in the Prospectus. Delivery of documents to the book-entry facility does not constitute delivery to the Exchange Agent.

This Letter of Transmittal does not need to be used if book- entry transfer is to be made by complying with the Automated Tender Offer Program (“ATOP”), pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering.” By such compliance, the holder agrees to be bound by this Letter of Transmittal.

Unless the context requires otherwise, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by DTC.

Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, the Letter of Transmittal and/or any other required documents to the Exchange Agent, or who cannot complete the procedures for book-entry transfer or comply with the applicable procedures under ATOP, on or prior to 5:00 p.m., New York City time, •, 2004 (the

“Expiration Date”) must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Guarantor Institution Which Guaranteed Delivery:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSONS OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:

Name:

Address:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

The undersigned represents that any Exchange Notes it receives will be acquired in the ordinary course of business. Additionally, the undersigned represents that it has no arrangement or understanding with any person or entity to participate in the distribution of Exchange Notes.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus, as required by law, in connection with the resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit it is an “underwriter” within the meaning of the Securities Act.

The undersigned represents that it is not an affiliate (as defined in Rule 405 promulgated under the Securities Act) of the Company.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that said Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any other adverse claim. The undersigned also warrants that it will, upon request, execute and deliver additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or to transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement dated June 29, 2004, among the Company and Jefferies & Company, Inc. (the “Registration Rights Agreement”) and that the Company shall have no further obligation or liability thereunder except as provided in Section 8 of said Registration Rights Agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above.

The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

By tendering shares of Outstanding Notes and executing this Letter of Transmittal, the undersigned represents to the Company that, among other things: (a) any Exchange Notes the holder receives pursuant to the Exchange Offer will be acquired in the ordinary course of its business; (b) the holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; (c) if the holder is not a broker-dealer, that it is not engaged in and does not intend to engage in the distribution of the Exchange Notes; (d) if the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes acquired as a result of market-making activities or other trading activities, that it will deliver a Prospectus, as required by law, in connection with any resale of such Exchange Notes; and (e) the holder is not an “affiliate” of the Company as defined by Rule 405 promulgated under the Securities Act, or if the holder is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

Any holder of the Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its no-action letters with respect to Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) or similar no-action letters; and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as otherwise provided in the Prospectus, tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date, in accordance with the terms set forth in this Letter of Transmittal (see Instruction 2) and in the Prospectus under “The Exchange Offer — Withdrawal Rights.”

Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Outstanding Notes Tendered Herewith” above and signing this Letter of Transmittal, will be deemed to have tendered the Outstanding Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 AT THE END OF THIS DOCUMENT)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Outstanding Notes hereby tendered or in whose name Outstanding Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

(SIGNATURE(S) OF HOLDER(S))

Dated

Name(s)
(PLEASE PRINT)
Capacity (full title)

Address

Area Code and Telephone Number

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S) (IF REQUIRED — SEE INSTRUCTION 3)

Authorized Signature

Name

Title

Address
(include zip code)

Name of Firm

Area Code and Telephone Number

Dated

SPECIAL ISSUANCE INSTRUCTION
(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue

☐ Outstanding Notes not tendered to:

☐ Exchange Notes to:

Name(s)

Address (include ZIP code)

Daytime Area Code and Telephone Number

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

☐ Outstanding Notes not tendered to:

☐ Exchange Notes to:

Name(s)

Address (include ZIP code)

Daytime Area Code and Telephone Number

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

A holder of Outstanding Notes may tender the same by:

(i) properly completing, signing, and delivering this Letter of Transmittal, or a facsimile hereof (all references in the Prospectus or this Letter of Transmittal to the Letter of Transmittal shall be deemed to include a facsimile thereof) together with the certificates representing the Outstanding Notes being tendered and all signature guarantees and documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date.

(ii) effecting a book-entry transfer of the Outstanding Notes by crediting such notes to the Exchange Agent’s account at DTC in accordance with DTC’s ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer. Holder will be considered to have properly effected a book- entry transfer if, as a DTC participant accepting the Exchange Offer, it electronically transmits its acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance, forming a part of the book-entry confirmation. In the Agent’s Message, the participant expressly acknowledges it is tendering the Outstanding Notes that are subject of such book- entry confirmation, it has received and is agreeing to be bound by the terms of this Letter of Transmittal, including representations and warranties contained herein, and that such agreement may be enforced against it. The DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent in actual form. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

(iii) complying with the guaranteed delivery procedures if the Outstanding Notes to be tendered are not immediately available or the holder cannot deliver such Notes, this Letter of Transmittal and/or any other required documents to the Exchange Agent or comply with all applicable ATOP procedures prior to or on the Expiration Date. The holder will be considered to have properly tendered under guaranteed delivery procedure if (1) the tender is made through an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”) and (2) prior to the Expiration Date, the Exchange Agent receives from such Eligible Guarantor Institution either a properly completed and duly executed notice of guaranteed delivery, by mail, hand delivery, or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or a properly transmitted Agent’s Message and notice of guaranteed delivery. The notice of guaranteed delivery must (a) set forth the name and address of the holder, the registered numbers of such Outstanding Notes, and the principal amount of Outstanding Notes tendered, (b) state that the tender is made thereby, and (c) guarantee that this Letter of Transmittal, together with all tendered Outstanding Notes or a book-entry confirmation, and all other documents required by this Letter of Transmittal will be deposited by the Eligible Guarantor Institution with the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, THE COMPANY RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

2. PARTIAL TENDERS; WITHDRAWALS.

If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount it is tendering in the box entitled “Description of Outstanding Notes Tendered Herewith.” A newly issued certificate representing the balance of the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

Except as otherwise provided in the Prospectus, tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

For a withdrawal to be effective, the holder seeking to withdraw tendered Outstanding Notes must, prior to the Expiration Date, either send, by mail, hand delivery or facsimile transmission, a written notice to the Exchange Agent at the addresses set forth above or comply with DTC’s ATOP procedures as appropriate. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn, (ii) identify the Outstanding Notes to be withdrawn (including the certificate numbers and principal amount of each such Outstanding Note), and (iii) if certificates for Outstanding Notes have been transmitted and the name in which such notes were registered is different from the withdrawing holder, specify the name in which such Outstanding Notes were registered. If certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless such holder is an Eligible Guarantor Institution. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with such facility’s procedures. The Company will determine all questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt. The Company’s determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be promptly returned to the holder thereof without cost to such holder or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC, such Outstanding Notes will be credited to an account with DTC promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be re-tendered by following one of the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time on or before the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly, without alteration, enlargement or any change whatsoever, with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Original Notes.

If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of those Outstanding Notes.

If this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by a duly executed bond power. In either case, the holder’s or holders’ signature(s) should correspond exactly with the name or names on the face of the certificate(s) and the signature(s) must be guaranteed by an Eligible Guarantor Institution.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal do not need to be guaranteed by an Eligible Guarantor Institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes, including the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes, who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account an Eligible Guarantor Institution. In all other circumstances, signatures on this Letter of Transmittal are required to be guaranteed by an Eligible Guarantor Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not tendered are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not tendered be credited to such account maintained at the book-entry transfer facility as such holder may designate. If no special issuance or delivery instructions are given, Exchange Notes or certificates for Outstanding Notes not tendered will be returned to the name and address of the person signing this Letter of Transmittal.

5. TRANSFER TAXES.

The Company shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes for Exchange Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Outstanding Notes not tendered or accepted for exchange are to be delivered to or be issued in the name of any person other than the registered holder of the Outstanding Notes tendered, or if tendered Outstanding Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of, or exemption from, such taxes is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. If the Company exercises the right to waive any condition relating to the Exchange Offer, such waiver will apply to all holders of the Outstanding Notes. The Company will announce any such waiver in a manner reasonably calculated to inform the holders of the Outstanding Notes of the waiver, which may consist of the issuance of a press release.

7. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

8. BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; FORM W-9.

Each holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information by completing the substitute Internal Revenue Service (“IRS”) Form W-9 (“Substitute Form W-9”) attached to this Letter of Transmittal under “Important Tax Information” and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the IRS and up to 29% federal income tax backup withholding on payments made in connection with the Outstanding

Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Notes, up to 29% of all such payments will be withheld until a TIN is provided.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to this Exchange Offer, the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and/or this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number provided above.

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. Federal income tax law, a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either: (i) such holder’s correct TIN on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN) and that the holder of Outstanding Notes (A) has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of a failure to report all interest or dividends or (B) has been notified by the Internal Revenue Service that it is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Outstanding Notes may be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, to avoid possible erroneous backup withholding, exempt holders of Outstanding Notes should complete and return the Substitute Form W-9, indicating their exempt status.

In order for a foreign individual to qualify as an exempt recipient, the holder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

If backup withholding applies, the Exchange Agent is required to withhold up to 29% of any such payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

The box in Part 3 of Substitute Form W-9 may be checked if the holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold up to 29% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

The holder of Outstanding Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All section references are to the Internal Revenue Code of 1986, as amended. IRS is the Internal Revenue Service.

	FOR THIS TYPE OF ACCOUNT		GIVE THE SOCIAL SECURITY NUMBER OF

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account, or if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust account (grantor is also trustee)	a.	The grantor-trustee
	b.	The so-called trust account that is not a legal or valid trust under state law	b.	The actual owner
5.	Sole proprietorship		The owner[3]
6.	A valid trust, estate, or pension trust		The legal entity[4]
7.	Corporate		The corporation
8.	Association, club, religious, charitable, educational or other tax- exempt organization account		The organization
9.	Partnership		The partnership
10.	A broker or registered nominee		The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2	Circle the minor’s name and furnish the minor’s social security number.

3	You must show your individual name, but you may also enter your business or doing business as name. You may use either your social security number or your employer identification number (if you have one).

4	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code.

EXEMPT PAYEES, DESCRIBED ABOVE OR OTHERWISE, SHOULD FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE EXEMPT IN PART 2 OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 29% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

1.	FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.	CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING — If you make a false statement with no reasonable basis that results in no backup withholding, you may be subject to a $500 penalty.

3.	CRIMINAL PENALTY FOR FALSIFYING INFORMATION — Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 8)

PAYER'S NAME: LaSalle Bank N.A., as Exchange Agent

SUBSTITUTE W-9	Part 1: PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social security number(s) or Employer Identification Number(s):

Department of the Treasury Internal Revenue Service	Part 2: Certification Under penalties of perjury, I certify that:		Part 3: Awaiting TIN ☐
	1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me)
	2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Payer’s Request for Taxpayer Identification Number (“TIN”)	CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

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NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP WITHHOLDING OF UP TO 29% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 29% of all reportable payments made to me will be withheld.

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